SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to (ss.) 240.14a-11c) or (ss.) 240.14a-12


                                Bexil Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6( i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

BEXIL(R)




o        Notice of 2007 Annual Meeting and
         Proxy Statement

o        2006 Annual Report










                                                             American Stock
                                                             Exchange Symbol:

11 Hanover Square                                            BXL
New York, NY 10005
Tel 1-212-785-0400
www.bexil.com

                                BEXIL CORPORATION

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -------------------

To the Stockholders:

     Notice is hereby given that the 2007 Annual Meeting of Stockholders ("Meeting") of Bexil Corporation (the "Company") will be held at The Down Town Association, 60 Pine Street, New York, New York on May 11, 2007 at 11:00 a.m., local time, for the following purposes:

1. To elect to the Board of Directors the Nominees, Charles A. Carroll and Bassett S. Winmill, as Class III Directors with each to serve a three year term, and until his successor is duly elected and qualifies.

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES.

     Stockholders of record at the close of business on March 15, 2007 are entitled to receive notice of and to vote at the Meeting.


                                    By Order of the Board of Directors


                                    /s/ John F. Ramirez
                                    John F. Ramirez
                                    Secretary


New York, New York
April 5, 2007



THE MEETING WILL START PROMPTLY AT 11:00 A.M., LOCAL TIME. TO AVOID DISRUPTION, ADMISSION MAY BE LIMITED ONCE THE MEETING STARTS. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PRE-ADDRESSED REPLY ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. ANY STOCKHOLDER OF RECORD PRESENT AT THE MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY, THEREBY CANCELING ANY PREVIOUS PROXY.

================================================================================
PLEASE VOTE IMMEDIATELY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.
DELAY MAY CAUSE THE COMPANY TO INCUR ADDITIONAL EXPENSES TO SOLICIT VOTES FOR THE MEETING.
================================================================================

                                BEXIL CORPORATION

                               -------------------

                                 PROXY STATEMENT

                               -------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 11, 2007

      This Proxy Statement is furnished in connection with a solicitation of proxies by Bexil Corporation (the "Company") to be voted at the 2007 Annual Meeting of Stockholders of the Company to be held at The Down Town Association, 60 Pine Street, New York, New York on May 11, 2007 at 11:00 a.m., and at any postponements or adjournments thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on March 15, 2007 (the "Record Date") are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Company share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. A stockholder may revoke a proxy by delivering to the Company a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Company. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Company had 883,592 shares of common stock issued and outstanding. Stockholders of the Company will vote as a single class.

      It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about April 5, 2007. The Company's principal executive offices are located at 11 Hanover Square, New York, New York 10005. A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB IS ATTACHED HERETO.

PROPOSAL 1: TO ELECT TO THE BOARD OF DIRECTORS THE NOMINEES, CHARLES A. CARROLL
            AND BASSETT S. WINMILL, AS CLASS III DIRECTORS WITH EACH TO SERVE
            A THREE YEAR TERM, AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

      The Board has approved the nominations of Charles A. Carroll and Bassett
S. Winmill, as Class III Directors with each to serve a three year term, and until his successor is duly elected and qualifies. The Nominees currently serve as Directors of the Company. Mr. Carroll and Mr. Winmill will be elected by a plurality of the votes cast at the Meeting. Unless otherwise noted, the address of record for the Directors is 11 Hanover Square, New York, New York 10005.

     The following table sets forth certain information concerning the Nominees for Class III Directors of the Company:

                                                                                                  OTHER REPORTING COMPANY*
                                                                                     DIRECTOR       DIRECTORSHIPS HELD BY
NAME, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE FOR PAST FIVE YEARS, AND AGE           SINCE              DIRECTOR
------------------------------------------------------------------------------------ ---------- ------------------------------
NON-INTERESTED NOMINEE:
CLASS III:
CHARLES A. CARROLL - From 1990 to 2005, Mr. Carroll served as Managing Director of     2004                   -
Kalin  Associates,  Inc.,  a member firm of the New York Stock  Exchange ("NYSE"), prior to which,  he served as a member of the NYSE  representing Boettcher and Co.
Mr. Carroll was born on December 18, 1930.

INTERESTED NOMINEE:
CLASS III:
BASSETT S.  WINMILL - Mr.  Winmill  has been  Chairman  of the Board of the Company    1996                   -
since 1996,  as well as Tuxis  Corporation  since 1983,  Global  Income Fund,  Inc.
since 1996, and Winmill & Co. Incorporated ("WCI"), its affiliates,  and certain of the investment  companies  managed by its  subsidiaries  (the  "Investment  Company
Complex" or "ICC") since 1974.  Mr.  Winmill is a member of the New York Society of
Security Analysts,  the Association for Investment Management and Research, and the
International  Society of Financial Analysts.  Mr. Winmill was born on February 10,
1930.

* As defined under the Securities Exchange Act of 1934.

      The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the Nominees listed above unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the Nominees. It is not contemplated that the Nominees will be unable to serve as Directors for any reason but, if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as a Nominee. The Nominees listed above have consented to being named in this Proxy Statement and have agreed to serve as Directors if elected.

VOTE REQUIRED

      As set forth in the Company's Bylaws, "[s]ubject to the Charter, the election of any director by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires the affirmative vote of a plurality of the votes cast at the Meeting." Because the Nominees for Directors were approved by a majority of the Board of Directors, a plurality of all the votes cast at the Meeting at which a quorum is present shall be sufficient to elect the Nominees as Directors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEES.

      The following table sets forth certain information regarding the other Directors currently serving on the Board:

                                                                                                  OTHER REPORTING COMPANY*
                                                                                      DIRECTOR     DIRECTORSHIPS HELD BY
NAME, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE FOR PAST FIVE YEARS, AND AGE           SINCE             DIRECTOR
------------------------------------------------------------------------------------ ---------- ------------------------------
NON-INTERESTED DIRECTORS:
CLASS I:
EDWARD G. WEBB,  JR. - Mr. Webb has been an Equity  Portfolio  Manager for Advanced    2004                   -
Asset  Management  Advisors,  Inc.  since October  2002.  Mr. Webb was President of
Webb Associates, Ltd. from 1996 to 2004.  Mr. Webb was born on March 31, 1939.

CLASS II:
DOUGLAS WU - Since 1998, Mr. Wu has been a Principal of Maxwell Partners,  prior to    1997                   -
which, he was a Managing Director of Rothschild  Emerging  Markets/Croesus  Capital
Management.  Mr. Wu was born on July 31, 1960.

INTERESTED DIRECTOR:
CLASS I:
THOMAS B. WINMILL - Mr. Winmill has served as President,  Chief  Executive  Officer    1996                   -
and General Counsel of the Company since 1999 and in other  capacities  since 1996.
Since 1999, he has also served as a director,  President,  Chief Executive  Officer and  General  Counsel  of  WCI,  its  affiliates,  and of  the  ICC,  and in  other capacities  since 1988.  Mr.  Winmill  has also served as General  Counsel of Tuxis
Corporation  since  2002 and in other  capacities  since  1988.  Mr.  Winmill  is a member  of the New York  State Bar and the SEC Rules  Committee  of the  Investment
Company Institute.  Mr. Winmill was born on June 25, 1959.

* As defined under the Securities Exchange Act of 1934.

      Bassett S. Winmill, Chairman of the Board of the Company, is the father of Thomas B. Winmill, the President, Chief Executive Officer, and General Counsel of the Company.

      The following table sets forth certain information concerning the Company's executive officers other than those who serve as Directors. Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005.

Name and Age                   Position(s) Held with Fund, Term of Office, Principal Occupation for Past Five Years
------------------------------ -----------------------------------------------------------------------------------------------

Thomas O'Malley                Vice President,  Chief Financial Officer,  and Chief Accounting Officer since 2005. He is also
Born on July 22, 1958          Vice President,  Chief Financial  Officer and Chief Accounting  Officer of Tuxis  Corporation,
                               WCI and  its  affiliates,  and of the  ICC.  Previously,  Mr.  O'Malley  served  as  Assistant
                               Controller of Reich & Tang Asset  Management,  LLC, Reich & Tang  Services,  Inc., and Reich &
                               Tang Distributors, Inc.  He is a certified public accountant.

John F. Ramirez                Vice  President,  Secretary,  and  Chief  Compliance  Officer  since  2005.  He is  also  Vice
Born on April 29, 1977         President,  Secretary,  and  Chief  Compliance  Officer  of  Tuxis  Corporation,  WCI  and its
                               affiliates,  and of the ICC. He previously  served as Compliance  Administrator  and Assistant
                               Secretary of the  Company,  Tuxis  Corporation,  WCI and its  affiliates,  and of the ICC. Mr.
                               Ramirez is a member of the Society of Corporate Secretaries and Governance Professionals.

                      COMMITTEES OF THE BOARD OF DIRECTORS

GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE

      The Board of Directors established on June 9, 2004 a Governance, Compensation and Nominating Committee ("GCN Committee") and adopted a charter to define and outline the responsibilities of its members. A copy of the GCN Committee charter is posted at www.bexil.com. The GCN Committee consists of Edward G. Webb, Jr., Charles A. Carroll, and Douglas Wu, all of whom are independent directors in accordance with the American Stock Exchange director independence standards. The role of the GCN Committee is to assist the Board of Directors by: (a) recommending governance guidelines applicable to the Company;
(b) identifying, evaluating, and recommending the nomination of Board members;
(c) setting the compensation of the Company's Chief Executive Officer and performing other compensation oversight; and (d) assisting the Board with other related tasks as assigned from time to time. In selecting the Nominees set forth in Proposal 1, the GCN Committee took into account each Nominee's independence and the independence of the Company's full Board of Directors, each Nominee's knowledge and experience and potential contribution to the Board of Directors and its committees, each Nominee's other commitments, and each Nominee's past service with the Company or with affiliates of the Company.

      The GCN Committee has approved the following procedures by which stockholders may recommend director candidates: The GCN Committee will consider appropriate candidates recommended by stockholders with relevant business experience who can assist the Company or its business. A stockholder wishing to submit such a recommendation should send a letter, postmarked no later than January 1 in the year of the meeting, to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a stockholder and provide: (a) the name, address, telephone number and social security number of the candidate to be considered; (b) a description of all arrangements or understandings between the stockholder and the candidate, and an executed written consent of the candidate to serve as a director of the Company if so elected; (c) a copy of the candidate's resume and at least three bona fide references; and (d) an analysis of the candidate's qualifications to serve on the Board of Directors and on each of the Board's committees. All candidates recommended for election to the Board of Directors must meet the independence standards of the American Stock Exchange.

AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

      The Company has an Audit Committee currently comprised of Edward G. Webb, Jr., Charles A. Carroll, and Douglas Wu. The Audit Committee charter adopted by the Board of Directors may be found at www.bexil.com. The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting practices. The purposes of the Audit Committee are: (a) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and (c) to act as a liaison between the Company's independent auditors and the full Board of Directors.

      REPORT

      In discharging its oversight responsibility as to the audit process for the fiscal year ended December 31, 2006, the Audit Committee discussed with the independent auditors their independence from the Company and its management. In addition, the independent auditors provided the Audit Committee with written disclosure regarding their independence and the letter required by Independence Standards Board Standard No. 1. For the fiscal year ended December 31, 2006, the Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the Company's financial statements. The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2006 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based upon review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission ("SEC").

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange. In addition, each Audit Committee Member qualifies as an "audit committee financial expert" as defined by Rule 407(d)(5)(ii) of Regulation S-B by virtue of their education and work experience.

      The Audit Committee is pleased to submit this report to the stockholders of the Company with regard to the above matters.

      /s/ Charles A. Carroll
      /s/ Edward G. Webb, Jr.
      /s/ Douglas Wu

EXECUTIVE COMMITTEE

      The Company has an Executive Committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.

DIRECTOR AND COMMITTEE MEETINGS

      During the Company's most recently completed fiscal year, the Company's Board of Directors met five times, the Audit Committee met six times, the GCN Committee met two times, and the Executive Committee met one time. Each Director attended at least 75% of the Board and committee meetings held when such director was in office.

HOW TO COMMUNICATE WITH THE COMPANY'S BOARD OF DIRECTORS

      Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

      The Company's policy with regard to the Board members' attendance at Annual Meetings of Stockholders is that it is encouraged but not required. All Board members attended the 2006 Annual Meeting of Stockholders.

                  STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding the direct beneficial ownership of Company common stock as of the Record Date by (i) each director and executive officer and (ii) all directors and executive officers as a group:

NAME OF DIRECTOR, NOMINEE, OR OFFICER               NUMBER OF SHARES (NOTE)           PERCENT OF OUTSTANDING SHARES*
------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED NOMINEE:
Charles A. Carroll                                          3,200                                   **

INTERESTED NOMINEE:
Bassett S. Winmill                                        285,554    (1), (2)                     30.4%

NON-INTERESTED DIRECTORS:
Edward G. Webb, Jr.                                         1,500                                   **
Douglas Wu                                                  4,000    (3)                            **

INTERESTED DIRECTOR:
Thomas B. Winmill                                         100,674    (1)                          10.7%

OFFICERS:
Thomas O'Malley                                                 0                                   **
John F. Ramirez                                             2,100    (4)                            **
                                             ---------------------------------------------------------------------------

Total shares held by  directors  and officers             397,028                                 39.7%
as a group
                                             ===========================================================================

* The percent of outstanding shares is calculated on the basis of the amount of outstanding shares plus, for each person or group, any securities that person or group has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 (the "Exchange Act"), including the right to acquire within sixty days pursuant to options, warrants, rights, conversion privilege or similar obligations.
**    Less than 1% of the outstanding shares.

(1) This amount includes 55,369 shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, including the right to acquire within sixty days, from options, warrants, rights, conversion privilege or similar obligations.

(2) Bassett S. Winmill has indirect beneficial ownership of 222,644 of these shares, as a result of his status as a controlling person of WCI and Investor Service Center, Inc., the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc.

(3) This amount includes 4,000 shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, including the right to acquire within sixty days, from options, warrants, rights, conversion privilege or similar obligations.

(4) This amount includes 2,000 shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, including the right to acquire within sixty days, from options, warrants, rights, conversion privilege or similar obligations.

      Based on filings with the SEC, management of the Company believes the following stockholders beneficially owned 5% or more of the outstanding shares of Company common stock as of the Record Date:

NAME AND ADDRESS                                      NUMBER OF SHARES (NOTE)           PERCENT OF OUTSTANDING SHARES*
--------------------------------------------------- ---------------------------- ---------------------------------------------
Advisory Research, Inc.                                    87,400      (1)                           9.9%
180 N. Stetson St.
Suite 5500
Chicago, IL 60601

Thomas B. Winmill                                         100,674      (2)                          10.7%
11 Hanover Square
New York, New York 10005


NAME AND ADDRESS                                      NUMBER OF SHARES (NOTE)           PERCENT OF OUTSTANDING SHARES*
--------------------------------------------------- ---------------------------- ---------------------------------------------
Investor Service Center, Inc.                             222,644                                   25.2%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated                                222,644      (3)                          25.2%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill                                        285,554      (4)                          30.4%
11 Hanover Square
New York, New York 10005

* The percent of outstanding shares is calculated on the basis of the amount of outstanding shares plus, for each person or group, any securities that person or group has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, including the right to acquire within sixty days pursuant to options, warrants, rights, conversion privilege or similar obligations.

(1)   According to a Schedule 13G filed February 20, 2007.

(2) Includes 55,369 shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, including the right to acquire within sixty days, from options, warrants, rights, conversion privilege or similar obligations. Thomas B. Winmill has indirect beneficial ownership of 26,712 of these shares held by his spouse and sons. Mr. Winmill disclaims ownership of the shares held by his spouse and sons.

(3) Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of Investor Service Center, Inc., the direct beneficial owner.

(4) Includes 55,369 shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, including the right to acquire within sixty days, from options, warrants, rights, conversion privilege or similar obligations. Bassett S. Winmill has indirect beneficial ownership of 222,644 of these shares, as a result of his status as a controlling person of Winmill & Co. Incorporated and Investor Service Center, Inc., the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth compensation for the fiscal year ended December 31, 2006 received by the Company's Chief Executive Officer and the two most highly compensated executive officers. No other executive officer of the Company serving at the end of fiscal year 2006 had total compensation in fiscal year 2006 in excess of $100,000.

                                                                                                ALL OTHER
                                                   SALARY         BONUS      OPTION AWARDS     COMPENSATION        TOTAL
NAME AND PRINCIPAL POSITION             YEAR         ($)           ($)            ($)              ($)              ($)
------------------------------------------------------------------------------------------------------------------------------
Thomas B Winmill                        2006       315,000       1,347,500        32,515           8,203         1,703,218
  President and Chief
  Executive Officer

Bassett S. Winmill                      2006        46,759         336,875        32,515          14,152           430,301
  Executive Chairman of
  the Board of Directors

Thomas O'Malley                         2006        63,000          52,663        16,380           4,017           136,060
  Vice President and
  Chief Financial Officer

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

      Mr. Thomas Winmill deferred payment of $52,500 of his 2006 salary reported in the table.

      The "Bonus" dollar amounts reported reflect a special one time bonus paid upon the closing of the Company's sale of its fifty percent interest in York Insurance Services Group, Inc. ("York") to Messrs. Thomas Winmill, Bassett Winmill, and O'Malley of $1,347,500, $336,875, and $49,231, respectively. No annual bonus was awarded to Thomas Winmill and Bassett Winmill. Mr. O'Malley received an annual bonus of $3,432.

      The "Option Awards" dollar amounts reflect the compensation expense recorded by the Company for financial reporting purposes with respect to stock options during the 2006 fiscal year in accordance with Statement of Financial Accounting Standards ("SFAS") 123R, "Share-Based Payment." For a discussion of the assumptions made in the valuation, refer to Note 5 to our financial statements for the fiscal year ended December 31, 2006.

      Refer to the "All Other Compensation Table" below for details of amounts paid.

ALL OTHER COMPENSATION TABLE

      The following table details each item of compensation included under All Other Compensation in the Summary Compensation Table above for the fiscal year ended December 31, 2006.

                                        COMPANY MATCHING             LIFE INSURANCE PREMIUMS        CAR LEASE AND INSURANCE
                                   CONTRIBUTION TO 401(K) PLAN (1)
NAME                                           ($)                             ($)                            ($)
----------------------------------------------------------------------------------------------------------------------------
Thomas B. Winmill                            7,704                            499                              -

Bassett S. Winmill                           1,917                          9,166                          3,069

Thomas O'Malley                              3,780                            237                              -

(1) The Company participates in a 401(k) retirement plan for substantially all of its qualified employees. The matching expense is based upon a percentage of contributions by eligible employees and are accrued and funded on a current basis. The named executive officers above also serve as officers and/or directors of WCI.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

      The following table sets forth information concerning unexercised options for each named executive officer as of the year ended December 31, 2006. There were no stock option exercises by the named executive officers during the year ended December 31, (2006.)

                                                                    OPTION AWARDS(1)
                            --------------------------------------------------------------------------------------------------
                            NUMBER OF SECURITIES UNDERLYING         NUMBER OF SECURITIES
                                  UNEXERCISED OPTIONS          UNDERLYING UNEXERCISED OPTIONS       OPTION         OPTION
                                          (#)                               (#)                    EXERCISE      EXPIRATION
NAME                                  EXERCISABLE                     UNEXERCISABLE(2)             PRICE ($)        DATE
--------------------------- --------------------------------- --------------------------------- -------------- --------------
Thomas B. Winmill                       13,893                            9,262                      23.749       03/25/09
                                        26,845                                -                      21.590       03/25/09
                                        10,000                                -                      16.300       11/10/09

Bassett S. Winmill                      13,893                             9,262                     23.749       03/25/09
                                        26,845                                -                      21.590       03/25/09
                                        10,000                                -                      16.300       11/10/09

Thomas O'Malley                            -                               5,000                     19.500       08/12/10

(1) No named executive officer held options that qualified as equity incentive plan awards at 2006 year end.

(2) 4,631 of such options are exercisable as of March 25, 2007 and March 25, 2008, respectively, for each Thomas B. Winmill and Bassett S. Winmill. All of Mr. O'Malley's options are exercisable as of July 11, 2008.

DIRECTOR COMPENSATION TABLE

      The following table sets forth the compensation of each non-employee director by the Company for the year ended December 31, 2006:

                              FEES EARNED OR PAID IN CASH     OPTION AWARDS        ALL OTHER COMPENSATION          TOTAL
NAME OF DIRECTOR                          ($)                      ($)                       ($)                    ($)
----------------------------- ---------------------------- --------------------- ---------------------------- ----------------
Charles A. Carroll                       24,750                  10,256                    20,000                $55,006

Edward G. Webb, Jr.                      25,250                  10,256                    20,000                $55,506

Douglas Wu                               25,250                   9,840                    20,000                $55,090

NARRATIVE DISCLOSURE TO DIRECTOR COMPENSATION TABLE

      The "Option Awards" dollar amounts reflect the compensation expense recorded by the Company for financial reporting purposes with respect to stock options during the 2006 fiscal year in accordance with SFAS 123R. For a discussion of the assumptions made in the valuation, refer to Note 5 to our financial statements for the fiscal year ended December 31, 2006. Pursuant to the 2004 Incentive Compensation Plan, each of Messrs. Carroll, Webb, and Wu were granted 1,000 options at the close of business on the date of the Company's annual stockholder meeting, November 8, 2006, with a grant date value of $27.90 per share. The outstanding number of stock options awarded to each director as of December 31, 2006 was 3,000.

      Under the 2004 Incentive Compensation Plan ("Plan"), the Company's non-employee directors receive non-qualified stock options for Company common stock. The Company will grant an initial option for 1,000 shares of Company common stock on the effective date of any non-employee director's initial election to the Board. The Company will also grant an annual option for 1,000 shares of Company common stock to each non-employee director at the close of business on the date of the Company's annual stockholder meeting. These amounts are subject to adjustment for corporate transactions. These option awards are the only type of awards that non-employee directors of the Company are eligible to receive under the Plan. The exercise price per share of non-employee director options will be equal to 100% of the fair market value of a share of Company common stock on the date of grant and these options will expire at the earlier of (i) five years from the date of grant or (ii) three months after the date the non-employee director ceases to serve as a director of the Company for any reason. Non-employee director options will vest at the end of a period commencing on the date of grant and ending on a date which is the sooner of three years from the date of grant date or three years from commencement of service to the Company, and if the optionee has more than three years of service on the date of grant, the options will vest immediately.

      Directors of the Company or its subsidiaries who are employees or spouses of employees do not receive fees for attendance at Board meetings. Effective August 10, 2006, non-employee directors of the Company are compensated for services provided as a director as follows: $1,000 as a retainer paid quarterly; $500 per special or telephonic meeting attended and per meeting of a committee of a board attended (when not held near the time of a regular meeting), except for the GCN Committee which is $2,000 per annum; reimbursement for meeting expenses; $1,000 per annum per Board committee chaired; and a $2,000 fee per meeting of stockholders. Prior to August 10, 2006, non-employee directors of the Company were compensated for services provided as a director as follows: $500 as a retainer paid quarterly; $250 per special or telephonic meeting attended and per meeting of a committee of a board attended (when not held near the time of a regular meeting), except for the GCN Committee which is $1,000 per annum; reimbursement for meeting expenses; $500 per annum per Board committee chaired; and a $1,000 fee per meeting of stockholders.

      The Board of Directors approved a cash bonus for all non-employee directors in 2006. Mr. Webb earned $1,000 for his services as chairman of the GCN Committee. Mr. Wu earned $1,000 for his services as chairman of the Audit Committee and also received $4,000 for his services as a director of York in 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      From 2002 until April 28, 2006, the Company's primary holding was a fifty percent interest in York, an insurance services business process sourcing company. On April 28, 2006, the Company consummated the sale of its fifty percent interest in York to a newly formed entity controlled by a private equity fund and certain other investors for approximately $39 million in cash.

      On December 29, 2005, the GCN Committee approved the payment of bonuses to Bassett Winmill, the Executive Chairman of the Board of the Company, and Thomas Winmill, the President, Chief Executive Officer and General Counsel of the

Company, in the amounts of $163,125 and $652,500, respectively, as a result of the sale of the Company's fifty percent interest in York. In addition, the GCN Committee approved the payments of additional bonuses to Messrs. Bassett Winmill and Thomas Winmill, in the amounts of $336,875 and $1,347,500, respectively, and bonuses to nine other employees of the Company in the aggregate amount of approximately $236,000, which bonuses were contingent upon the closing of the sale. These bonuses were paid on May 2, 2006 after the consummation of the sale.

      Certain officers of the Company also serve as officers and/or directors of WCI, Tuxis Corporation ("Tuxis"), and their affiliates (collectively with Bexil, the "Affiliates"). At December 31, 2006, WCI's wholly owned subsidiary, Investor Service Center, Inc., owned 222,644 shares of the Company and 234,665 shares of Tuxis, or 25% and 24%, respectively, of the outstanding common stock. WCI's wholly owned subsidiary, Midas Management Corporation ("MMC"), acts as "master" payer of compensation and benefits of Affiliate employees. At December 31, 2006, the Company had a reimbursement receivable from MMC relating to compensation and benefit expenses of $9,130.

      Rent expense of jointly used office space and overhead expense for various jointly used administrative and support functions incurred by WCI are allocated to the Company and the Affiliates. The Company incurred allocated rent and overhead costs of $172,182 and $92,271 for the years ended December 31, 2006 and 2005, respectively. At December 31, 2006, the Company had a payable to WCI related to these costs of $23,253.

      The Company participates in a 401(k) retirement plan for substantially all of its qualified employees. Company matching expense is based upon a percentage of contributions to the plan by eligible employees and are accrued and funded on a current basis. Matching expense for the year ended December 31, 2006 and 2005 was $17,081 and $19,668, respectively.

      At December 31, 2006, the Company had $101,222 invested in Midas Dollar Reserves, Inc. ("MDR"), a money market fund advised by MMC, and $1,496 invested in Global Income Fund, Inc. ("GIF"), a closed end investment company advised by CEF Advisers, Inc., a wholly owned subsidiary of WCI. The Company earned dividends from MDR and GIF in aggregate of $1,347 and $109 for the years ended December 31, 2006 and 2005, respectively. Certain officers and directors of the Company are officers and/or directors of MDR and GIF.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Tait, Weller & Baker LLP ("Tait, Weller"), an independent registered public accounting firm ("IRPAF"), audited the Company's financial statements for the fiscal year ended December 31, 2006 and has been appointed as the Company's IRPAF for the fiscal period commencing January 1, 2007. The Company's financial statements for the fiscal year ended December 31, 2005 were audited by Deloitte & Touche LLP ("Deloitte").

      Apart from its fees received as the IRPAF, neither Tait, Weller nor any of its partners have a direct, or material indirect, financial interest in the Company or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by telephone or otherwise.

      The following table sets forth the aggregate fees billed for professional services rendered by such firms for the respective years:

  FISCAL YEAR ENDED                                 AUDIT RELATED                               ALL             AGGREGATE
    DECEMBER (31)              AUDIT FEES               FEES              TAX FEES          OTHER FEES       NON-AUDIT FEES*
----------------------- ------------------------- ------------------ ------------------- ------------------ ------------------
        2005                   $155,057                    $0             $32,250               $0              $201,000
        2006                    $66,500               $77,065             $22,000               $0              $193,500

* Tait Weller also provided audit, non-audit, and tax services to WCI, Tuxis, the ICC, and their affiliates. The Audit Committee considered the provision of these services and determined such services to be compatible with maintaining Tait Weller's independence.

AUDIT FEES include the aggregate fees billed for professional services rendered by Tait, Weller and Deloitte for the audit of the Company's annual financial statements, review of the quarterly financial statements, and services rendered in connection with statutory and regulatory filings or engagements.

AUDIT RELATED FEES include the aggregate fees billed for assurance and related services by Tait, Weller and Deloitte that are reasonably related to the performance of the audit or review of the annual financial statements and review of the quarterly financial statements, and review of other regulatory filings(.)

TAX FEES include the aggregate fees billed for professional services rendered by Tait, Weller in connection with tax compliance, tax advice, and tax planning.

ALL OTHER FEES include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by Tait, Weller.

      The Company's Audit Committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the IRPAF to the Company, and any non-audit services proposed to be provided by such IRPAF to its affiliates, if any, which have a direct impact on Company operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the IRPAF to the Company is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Company to the IRPAF in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

      On January 13, 2005, the Company's Audit Committee unanimously voted to recommend to the Board that the resignation of Tait, Weller as the Company's independent registered public accounting firm be accepted, effective upon the appointment by the Company of successor auditors. The Audit Committee further recommended to the Board that the appointment of Deloitte as the independent registered public accounting firm for the Company be approved, effective upon the successful completion of Deloitte's client acceptance procedures. Also on January 13, 2005, the Board of Directors of the Company approved such recommendations. On April 13, 2005, Deloitte advised the Company of the successful completion of Deloitte's client acceptance procedures. Accordingly, Tait, Weller resigned effective April 13, 2005. On April 18, 2005, the Company announced the successful completion of Deloitte's client acceptance procedures.

      Tait, Weller's report on the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion, a disclaimer of opinion, or any qualification or modifications as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2003 and December 31, 2002, and through the date of termination of the engagement, there were no disagreements with Tait, Weller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Tait, Weller, would have caused Tait, Weller to make reference to the subject matter of the disagreement in connection with its report. During the fiscal years ended December 31, 2003 and December 31, 2002 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B promulgated by the SEC. The Company did not consult with Deloitte during the fiscal years ended December 31, 2003 and December 31, 2002, nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

      On July 6, 2006, prior to the Company notifying Deloitte of their dismissal, the Audit Committee of the Board of Directors of the Company unanimously voted to recommend to the Board the dismissal of Deloitte as the Company's IRPAF, effective upon the appointment by the Company of a successor IRPAF. The Audit Committee further recommended to the Board that the appointment of Tait, Weller as the IRPAF for the Company be approved. On July 6, 2006, the Board of Directors of the Company approved such recommendations. On July 6, 2006, the Company dismissed Deloitte as the Company's IRPAF.

      Deloitte's report on the Company's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion, a disclaimer of opinion, or any qualification or modifications as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2005 and December 31, 2004 and through the date of termination of the engagement, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report.

      During the fiscal years ended December 31, 2005 and December 31, 2004 and through the date of termination of the engagement, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B promulgated by the SEC except on June 15, 2005, the Company inadvertently filed the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (the "2004 Report") before all pending edits and reviews were completed. Because the edits and review procedures had not been completed, the Company's Chief Financial Officer determined that the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 as filed should not be relied upon. On June 20, 2005, an amended 2004 Report was filed to correct certain errors which resulted from the inadvertent filing of the 2004 Report on June 15, 2005. The circumstances surrounding the inadvertent filing and a description of the edits which had not been completed are described in the Company's Current Report on Form 8-K dated June 15, 2005 and filed with the SEC on June 17, 2005. Additionally, in connection with the preparation of the 2004 Annual Report on Form 10-KSB/A, management determined that deficiencies within its disclosure controls and procedures including internal control over financial reporting existed that related to the following: (1) the Company's internal controls over SEC filings were not adequate and required further strengthening, (2) the controls over the application of APB 18, The Equity Method of Accounting for Investments in Common Stock, regarding the classification of income from equity affiliates did not operate effectively and (3) the controls over the application of APB No. 20, Accounting Changes, did not operate effectively. The circumstances surrounding such deficiencies are described in the Company's 2004 Annual Report on Form 10-KSB/A filed with the SEC on March 2, 2006.

      The Audit Committee discussed the subject matter of the reportable events described above with Deloitte. Additionally, the Company authorized Deloitte to respond fully to the inquiries by Tait, Weller concerning the reportable events.

      The Company did not consult with Tait, Weller during the fiscal year ended December 31, 2005 nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. Tait, Weller served as the IRPAF for the Company with respect to each Quarterly Report on Form 10-QSB during the fiscal year ended December 31, 2004 and consulted with the Company regarding the application of accounting principles to the Company's deregistration as an investment company under the Investment Company Act of 1940 effective January 6, 2004. The Company did not consult with Tait, Weller regarding the type of audit opinion that might be rendered on the Company's financial statements with respect to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

                             ADDITIONAL INFORMATION

      At the meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chair of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than announcement at the meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Company's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

      In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Company may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. The Company will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Company's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Company's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

DISCRETIONARY AUTHORITY; SUBMISSION DEADLINES FOR STOCKHOLDER PROPOSALS

      Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Company's Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to the Secretary of the Company, at the principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a stockholder nomination or proposal intended to be considered at the 2008 Annual Meeting must be received by the Secretary no earlier than January 9, 2008 nor later than February 6, 2008. Proposals should be mailed to the Company, to the attention of the Company's Secretary, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Company's 2008 Proxy Statement, we must receive it on or before February 6, 2008 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Company's Bylaws.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

      Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Company's Directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Based on the Company's review of the copies of such forms it receives, the Company believes that during the calendar year ended 2006 such persons complied with all such applicable filing requirements except for three late Form 4 filings made on behalf of Charles A. Carroll, Edward G. Webb, Jr., and Douglas Wu.

HOUSEHOLDING OF PROXY MATERIALS

      To reduce the expenses of printing and delivering duplicate copies of proxy statements, some banks, brokers, and other nominee record holders may be taking advantage of the SEC "householding" rules that permit the delivery of only one copy of these materials to stockholders who share an address unless otherwise requested. If you share an address with another stockholder and have received only one copy of this proxy statement, you may request a separate copy of these materials at no cost to you by or by writing to Bexil Corporation, 11 Hanover Square, New York, New York 10005, Attention: Secretary. For future stockholder meetings, you may request separate copies of these materials, or request that we send only one set of these materials to you if you are receiving multiple copies by calling or writing to us at the number or address given above.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

      Please advise the Company's transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                        ANNUAL MEETING OF STOCKHOLDERS OF
                               BEXIL CORPORATION
                                  May 11, 2007

                          Please sign, date, and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



     Please detach along perforated line and mail in the envelope provided.

 PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. To elect to the Board of Directors the Nominees, Charles A. Carroll and Bassett S. Winmill, as Class III Directors with each to serve a three year term, and until his successor is duly elected and qualifies.

                                    NOMINEES:

[_]    FOR                          |_|  Charles A. Carroll

[_]    WITHHOLD AUTHORITY           |_|  Bassett S. Winmill

|_|    FOR ALL EXCEPT
       (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |X|

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the Nominees as proposed in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope or otherwise to Bexil Corporation c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting. IF NO INSTRUCTIONS ARE GIVEN ON A PROPOSAL, THE PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEE.



Signature of Stockholder _________________Date:__________     Signature of Stockholder _________________Date:__________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                   PROXY CARD
                                BEXIL CORPORATION

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF BEXIL CORPORATION (THE "COMPANY") FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2007 AND AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

The undersigned stockholder of the Company hereby appoints Thomas B. Winmill and John F. Ramirez, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2007 Annual Meeting of Stockholders to be held at The Down Town Association, 60 Pine Street, New York, New York on Friday, May 11, 2007, at 11:00 a.m. and at any postponements or adjournments thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEES AS PROPOSED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                (Continued and to be signed on the reverse side)